Exhibit 10.7
                                                                    ------------


                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
                          (TEHACHAPI PASS WIND PROJECT)
                          -----------------------------

          This THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (TEHACHAPI
PASS WIND PROJECT) (this "Third Amendment") is executed as of September 7, 2006,
                          ---------------
among ENRON WIND SYSTEMS, LLC, a California limited liability company ("EWS"),
                                                                        ---
ZWHC, LLC, a Delaware limited liability company ("ZWHC"), ZOND WINDSYSTEM
                                                  ----
PARTNERS, LTD. SERIES 85-A, a California Limited Partnership ("ZWP 85-A"), ZOND
                                                               --------
WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California Limited Partnership ("ZWP
                                                                          ---
85-B", and, together with EWS, ZWHC and ZWP 85-A, collectively "Sellers"), AES
----                                                            -------
TEHACHAPI WIND, LLC, a Delaware limited liability company ("Purchaser"), and
                                                            ---------
SEAWEST HOLDINGS, INC., a California corporation ("Purchaser Parent").
                                                   ----------------

                                   WITNESSETH:
                                   ----------

          WHEREAS, Sellers, Purchaser and Purchaser Parent entered into that certain Purchase and Sale Agreement (Tehachapi Pass Wind Project) dated April 12, 2006 (the "Agreement"), as amended by that certain First Amendment to
               ---------
Purchase and Sale Agreement (Tehachapi Pass Wind Project, dated as of July 31, 2006 (the "First Amendment") and that certain Second Amendment to Purchase and
           ---------------
Sale Agreement dated as of August 31, 2007 (the "Second Amendment" and together
                                                 ----------------
with the Agreement, herein collectively referred to as the "Purchase Agreement"
                                                            ------------------
for the sale of certain property located in Kern County, California, as more particularly described in the Purchase Agreement; and

          WHEREAS, Sellers, Purchaser and Purchaser Parent again desire to modify certain provisions of the Purchase Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers, Purchaser and Purchaser Parent agree as follows:

     1. Defined Terms. All capitalized terms used herein and not defined shall
        -------------
have the meaning set forth in the Purchase Agreement.

     2. Effective Date Definition. The defined term "Effective Date" appearing
        -------------------------
in Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following definition: "'Effective Date' means August 31,
                                          --------------
2006."

     3. Purchase Price Amount. Section 3.1 of the Purchase Agreement is hereby
        ---------------------
amended by deleting the amount "Fifteen Million Eight Hundred Thousand Dollars ($15,800, 000) that appears therein and replacing it with the amount "Fifteen Million Three Hundred Twelve Thousand Five Hundred Dollars ($15,312,500.00)."

     4. ZWHC LLC. ZWHC LLC is a limited liability company, duly organized and in
        --------
good standing under the laws of the State of Delaware. In this regard, the Purchase Agreement is revised as follows:

                (a) The identification of ZWHC as a California limited liability in both the introductory paragraph and the signatory block in the Agreement and the First Amendment is hereby amended to reflect that ZWHC is a Delaware limited liability company.

                (b) Section 6.1 of the Purchase Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                "6.1 Organization and Good Standing. EWS is a limited liability
                     ------------------------------
          company, duly organized, validly existing and in good standing under the laws of the State of California. ZWHC is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. ZWP 85-A and ZWP 85-B are limited partnerships, duly organized, validly existing and in good standing under the laws of the State of California. With respect to EWS and ZWHC subject to the limitations (if any) imposed on such Seller as a result of having filed a petition for relief under the Bankruptcy Code, or pursuant to any Order entered by the Bankruptcy Court, each Seller has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted, provided, however, that ZWHC is not qualified to do business in the State of California."

          5. Allocation of Purchase Price. Section 11.4 of the Agreement is
             ----------------------------
hereby deleted in its entirety.

          6. Counterparts. This Third Amendment may be executed in multiple
             ------------
counterparts, each of which, when assembled to include an original or faxed signature for each party contemplated to sign this Third Amendment, will constitute a complete and fully executed agreement. All such fully executed original or faxed counterparts will collectively constitute a single agreement.

          7. Full Force and Effect. Except as modified hereby, the Purchase
             ---------------------
Agreement shall remain in full effect and this Third Amendment shall be binding upon Sellers, Purchaser and Purchaser Parent and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Third Amendment and the terms of the Purchase Agreement, this Third Amendment shall prevail.

          Executed on the day and year set forth above.

                                   SELLERS:

                                   ENRON WIND SYSTEMS, LLC,
                                   a California limited liability company

                                   By: Enron Wind LLC,
                                       its sole member

                                       By: Enron Renewable Energy Corp.,
                                           its sole member


                                           By: /s/Jesse E. Neyman
                                               --------------------------------
                                               Jesse E. Neyman, President and
                                               Chief Executive Officer


                                   ZWHC, LLC,
                                   a Delaware limited liability company

                                   By: Enron Wind Systems, LLC,
                                       its sole member

                                       By: Enron Wind LLC,
                                           its sole member

                                           By: Enron Renewable Energy Corp.,
                                               its sole member

                                               By: /s/Jesse E. Neyman
                                                   ----------------------------
                                                   Jesse E. Neyman, President
                                                   and Chief Executive Officer


                                   ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California Limited Partnership

                                   By: Zond Windsystems Management III LLC,
                                       its general partner


                                       By: /s/Jesse E. Neyman
                                           ------------------------------------
                                           Jesse E. Neyman, President

                                   ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California Limited Partnership

                                   By: Zond Windsystems Management IV LLC,
                                       its general partner


                                   By: /s/Jesse E. Neyman
                                       ----------------------------------------
                                       Jesse E. Neyman, President



                                   PURCHASER:

                                   AES TEHACHAPI WIND, LLC,
                                   a Delaware limited liability company


                                   By: /S/Martin C. Crotty
                                       ----------------------------------------
                                       Martin C. Crotty, Vice President


                                   PURCHASER PARENT:

                                   SEAWEST HOLDINGS, INC.,
                                   a California corporation


                                   By: /s/Martin C. Crotty
                                       ----------------------------------------
                                       Martin C. Crotty, Vice President